2nd QUARTER 2023 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended June 30, 2023 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of June 30, 2023, ROIC owned 93 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Supplemental Disclosure
Quarter Ended June 30, 2023

Table of Contents

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Portfolio Data	
Property Portfolio	10
Same-Center Cash Net Operating Income Analysis	13
Top Ten Tenants	14
Lease Expiration Schedule	15
Leasing Summary	16
Same-Space Comparative Leasing Summary	17
Leased vs. Billed Summary	18
Footnotes	19
Investor Information	20

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Supplemental Disclosure Quarter Ended June 30, 2023 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 06/30/23 12/31/22 ASSETS: Real Estate Investments: Land $ 958,397 $ 958,236 Building and improvements 2,467,962 2,452,857 3,426,359 3,411,093 Less: accumulated depreciation 615,501 578,593 2,810,858 2,832,500 Mortgage note receivable 4,741 4,786 Real Estate Investments, net 2,815,599 2,837,286 Cash and cash equivalents 5,296 5,598 Restricted cash 2,069 1,861 Tenant and other receivables, net 57,336 57,546 Deposits — 500 Acquired lease intangible assets, net 48,564 52,428 Prepaid expenses 2,251 5,957 Deferred charges, net 30,011 26,683 Other assets 17,433 16,420 TOTAL ASSETS $ 2,978,559 $ 3,004,279 LIABILITIES: Term loan $ 299,435 $ 299,253 Credit facility 63,000 88,000 Senior Notes 947,673 946,849 Mortgage notes payable 60,486 60,917 Acquired lease intangible liabilities, net 145,685 152,117 Accounts payable and accrued expenses 43,733 22,885 Tenants’ security deposits 7,894 7,701 Other liabilities 42,722 41,959 TOTAL LIABILITIES 1,610,628 1,619,681 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 13 12 Additional paid-in capital 1,625,667 1,612,126 Accumulated dividends in excess of earnings (335,755) (315,984) Accumulated other comprehensive income 1,337 14 Total Retail Opportunity Investments Corp. stockholders’ equity 1,291,262 1,296,168 Non-controlling interests 76,669 88,430 TOTAL EQUITY 1,367,931 1,384,598 TOTAL LIABILITIES AND EQUITY $ 2,978,559 $ 3,004,279 The Company's Form 10-Q for the quarter ended June 30, 2023, and Form 10-K for the year ended December 31, 2022 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended June 30, 2023

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended 06/30/23	Three Months Ended 06/30/22	Six Months Ended 06/30/23	Six Months Ended 06/30/22
REVENUES:				
Rental revenue	$ 79,630	$ 77,218	$ 158,629	$ 152,255
Other income	2,410	1,007	2,707	2,443
TOTAL REVENUES	82,040	78,225	161,336	154,698
OPERATING EXPENSES:				
Property operating	13,581	12,672	27,783	24,763
Property taxes	8,924	8,416	17,768	16,936
Depreciation and amortization	25,126	24,350	50,230	48,112
General and administrative expenses	5,776	5,702	11,096	10,942
Other expense	482	488	654	667
TOTAL OPERATING EXPENSES	53,889	51,628	107,531	101,420
OPERATING INCOME	28,151	26,597	53,805	53,278
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(17,633)	(14,283)	(34,591)	(28,498)
NET INCOME	10,518	12,314	19,214	24,780
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(589)	(807)	(1,143)	(1,632)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 9,929	$ 11,507	$ 18,071	$ 23,148
NET INCOME PER COMMON SHARE - BASIC AND DILUTED	$ 0.08	$ 0.09	$ 0.14	$ 0.19
Weighted average common shares outstanding - basic	125,125	123,537	124,679	122,977
Weighted average common shares outstanding - diluted	133,044	132,581	133,069	132,042
RENTAL REVENUE				
Base rents	$ 57,160	$ 54,629	$ 113,807	$ 108,262
Recoveries from tenants	19,868	18,641	40,032	37,165
Straight-line rent	979	915	1,326	1,366
Amortization of above- and below-market rent	2,609	3,254	5,473	6,311
Bad debt	(986)	(221)	(2,009)	(849)
TOTAL RENTAL REVENUE	$ 79,630	$ 77,218	$ 158,629	$ 152,255

The Company's Form 10-Q for the quarters ended June 30, 2023 and June 30, 2022 should be read in conjunction with the above information.

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Supplemental Disclosure
Quarter Ended June 30, 2023

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/23	06/30/22	06/30/23	06/30/22
Funds from Operations (FFO):				
Net income attributable to ROIC common stockholders	$ 9,929	$ 11,507	$ 18,071	$ 23,148
Plus: Depreciation and amortization expense	25,126	24,350	50,230	48,112
FUNDS FROM OPERATIONS - BASIC	35,055	35,857	68,301	71,260
Net income attributable to non-controlling interests	589	807	1,143	1,632
FUNDS FROM OPERATIONS - DILUTED	$ 35,644	$ 36,664	$ 69,444	$ 72,892
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.29	$ 0.55	$ 0.58
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.28	$ 0.52	$ 0.55
Weighted average common shares outstanding - basic	125,125	123,537	124,679	122,977
Weighted average common shares outstanding - diluted	133,044	132,581	133,069	132,042
Common dividends per share	$ 0.15	$ 0.13	$ 0.30	$ 0.26
FFO Payout Ratio	55.6 %	46.4 %	57.7 %	47.3 %
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (979)	$ (915)	$ (1,326)	$ (1,366)
Above/below market rent amortization, net	(2,609)	(3,254)	(5,473)	(6,311)
Non-cash interest income	(1)	(14)	(15)	(28)
Deferred financing costs and mortgage premiums, net	1,094	670	1,836	1,213
Stock based compensation	3,430	3,028	6,357	5,600
Capital Expenditures				
Tenant improvements	$ 6,548	$ 7,412	$ 11,422	$ 16,347
Leasing commissions	366	461	895	900
Building improvements	1,078	168	1,585	202
Reimbursable property improvements	878	778	1,262	1,365
Pad and other development	2,314	2,610	4,295	6,488
Value enhancing tenant improvements	12	1,906	109	4,356

The above does not purport to disclose all items required under GAAP.

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Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended June 30, 2023

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024	1.9 %
Diamond Hills Plaza		34,389	3.55 %	3.61 %	10/1/2025	2.5 %
Total Mortgage Debt		60,389	4.06 %	3.70 %	1.6 Years (WA)	4.4 %
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00 %	5.21 %	12/15/2023	18.2 %
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024	18.2 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026	14.6 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027	18.2 %
Total Unsecured Senior Notes		950,000	4.30 %	4.41 %	2.4 Years (WA)	69.2 %
Term Loan:						
Interest rate swap		100,000	5.58 %	5.58 %	8/31/2024	7.3 %
Interest rate swap		50,000	5.13 %	5.13 %	8/31/2024	3.6 %
Total Term Loan		150,000	5.43 %	5.43 %		10.9 %
Total Fixed Rate Debt		**1,160,389**	**4.44 %**	**4.51 %**	**2.3 Years (WA)** (1)	**84.5 %**
Variable Rate Debt						
Credit Facility		63,000	6.11 %	6.11 %	3/2/2027 (2)	4.6 %
Term Loan		300,000	6.26 %	6.26 %	1/20/2025	10.9 %
Interest rate swaps - Term Loan		(150,000)				
Total Variable Rate Debt		**213,000**	**6.22 %**	**6.22 %**	**1.9 Years (WA)**	**15.5 %**
TOTAL PRINCIPAL DEBT	**$**	**1,373,389**	**4.71 %**	**4.77 %**	**2.2 Years (WA)** (1)	**100.0 %**
Net unamortized premiums on mortgages		180				
Net unamortized discounts on notes		(849)				
Net unamortized deferred financing charges (3)		(2,126)				
Total Debt	**$**	**1,370,594**				

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Supplemental Disclosure Quarter Ended June 30, 2023 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (2) Term Loan Unsecured Notes Payments Debt Maturing 2023 $ 344 $ — $ — $ — $ 250,000 $ 250,344 18.2% 2024 708 26,000 — — 250,000 276,708 20.1% 2025 550 32,787 — 300,000 — 333,337 24.3% 2026 — — — — 200,000 200,000 14.6% 2027 — — 63,000 — 250,000 313,000 22.8 % Thereafter — — — — — — — % $ 1,602 $ 58,787 $ 63,000 $ 300,000 $ 950,000 $ 1,373,389 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 91 10,203,295 96.6 % Encumbered properties 2 359,354 3.4% 93 10,562,649 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,313,000 95.6 % Secured principal debt 60,389 4.4 % Total Principal Debt $ 1,373,389 100.0%

Supplemental Disclosure
Quarter Ended June 30, 2023

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	06/30/23	03/31/23	12/31/22	09/30/22	06/30/22
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.0x	3.0x	3.2x	3.5x	3.6x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.0x	3.0x	3.2x	3.5x	3.5x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.5x	6.7x	6.6x	6.6x	6.7x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.5x	6.6x	6.8x	6.7x	6.9x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	46.1%	45.9%	46.6%	45.4%	45.7%
Total principal debt/undepreciated book value	38.2%	38.3%	39.0%	38.3%	38.6%
Secured principal debt/undepreciated book value	1.7%	1.7%	1.7%	1.7%	1.7%
Market capitalization calculations, at period end:					
Common shares outstanding	125,256	124,228	123,815	123,813	123,613
Operating partnership units (OP units) outstanding	7,437	8,447	8,447	8,447	8,647
Common stock price per share	$ 13.51	$ 13.96	$ 15.03	$ 13.76	$ 15.78
Total equity market capitalization	$ 1,792,684	$ 1,852,151	$ 1,987,894	$ 1,819,900	$ 2,087,066
Total principal debt	1,373,389	1,377,557	1,398,731	1,362,899	1,357,063
TOTAL MARKET CAPITALIZATION	$ 3,166,073	$ 3,229,708	$ 3,386,625	$ 3,182,799	$ 3,444,129
Unsecured Senior Notes Financial Covenants: [(4)]					
Total debt to total assets not to exceed 60%	40.1%	40.3%	41.1%	40.3%	40.6%
Total secured debt to total assets not to exceed 40%	1.8%	1.8%	1.8%	1.8%	1.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	251.2%	250.3%	245.0%	250.5%	248.3%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.2x	3.3x	3.5x	3.5x	3.4x

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Supplemental Disclosure
Quarter Ended June 30, 2023

Property Portfolio

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR [5]	Major Tenants
Los Angeles metro area							
Paramount Plaza	Paramount	CA	12/22/09	95,062	96.4 %	$ 1,910	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,177	85.7 %	2,253	Super King Supermarket
Gateway Village	Chino Hills	CA	12/17/10	96,959	91.6 %	2,965	Sprouts Market
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	93.6 %	1,951	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	100.0 %	1,554	Albertsons Supermarket
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	98.9 %	2,445	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	100.0 %	2,501	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	99.2 %	4,205	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	97.3 %	2,648	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,164	99.1 %	13,928	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket *, TJ Maxx
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	92.8 %	2,092	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %	2,435	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	97.2 %	2,791	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	95.3 %	4,577	Sprouts Market, Kroger (Ralph's) Supermarket *, Rite Aid Pharmacy *
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	99.0 %	2,480	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	100.0 %	1,995	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	98.9 %	3,903	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	90.1 %	4,616	Kroger (Ralph's) Supermarket, Trader Joe's
The Knolls	Long Beach	CA	10/03/16	52,021	96.2 %	1,385	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	93.1 %	3,662	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total				**2,941,179**	**96.7 %**	**$ 66,296**	
Seattle metro area							
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	98.1 %	$ 879	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %	1,699	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %	2,676	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	99.4 %	2,015	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %	2,713	WinCo Foods *, Rite Aid Pharmacy, Ross Dress For Less
Canyon Crossing	Puyallup	WA	04/15/13	120,398	100.0 %	2,947	Safeway Supermarket
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,131	99.3 %	12,740	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %	3,691	Asian Family Market
Four Corner Square	Maple Valley	WA	12/21/15	119,531	100.0 %	2,735	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,257	100.0 %	2,494	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	Edmonds	WA	01/25/17	34,459	100.0 %	690	PCC Community Markets
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	99.0 %	3,063	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	100.0 %	1,143	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	Tacoma	WA	02/23/18	48,888	100.0 %	1,121	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	61,545	100.0 %	989	Walmart Neighborhood Market
South Point Plaza	Everett	WA	11/10/21	189,960	100.0 %	2,413	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center	Olympia	WA	12/06/21	69,212	100.0 %	1,556	Trader Joe's, Petco
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %	1,128	Albertsons Supermarket, Crunch Fitness
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,311	100.0 %	2,056	Albertsons Supermarket, Rite Aid Pharmacy
Ballinger Village	Shoreline	WA	08/19/22	112,228	100.0 %	2,511	Thriftway Supermarket, Rite Aid Pharmacy
Seattle metro area total				**2,393,240**	**99.7 %**	**$ 51,259**	

* These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended June 30, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR (5)	Major Tenants
Portland metro area							
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	100.0 %	$ 4,125	New Seasons Market
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,980	100.0 %	1,989	Kroger (Fred Meyer) Supermarket *
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %	2,105	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	Vancouver	WA	09/23/10	107,468	100.0 %	1,907	Safeway Supermarket, Dollar Tree
Division Crossing	Portland	OR	12/22/10	103,561	100.0 %	1,343	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %	1,511	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	100.0 %	2,746	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	100.0 %	1,182	Walmart Neighborhood Market
Tigard Marketplace	Tigard	OR	02/18/14	136,889	100.0 %	2,275	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %	3,102	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %	1,608	Safeway Supermarket, Petco
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %	1,690	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %	2,338	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %	805	Safeway Supermarket
Division Center	Portland	OR	04/05/17	118,122	99.0 %	2,122	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	100.0 %	2,411	Kroger (QFC) Supermarket
King City Plaza	King City	OR	05/18/18	62,676	99.2 %	1,022	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,639	100.0 %	1,242	Walmart Neighborhood Market
Portland metro area total				**1,860,138**	**99.9 %**	**$ 35,523**	
San Francisco metro area							
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$ 1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	95.8 %	3,085	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	97.1 %	2,368	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	95.9 %	2,545	99 Ranch Market
The Village at Novato	Novato	CA	07/24/12	20,081	78.3 %	458	Trader Joe's
Santa Teresa Village	San Jose	CA	11/08/12	131,263	97.0 %	3,344	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %	1,548	Save Mart (Lucky California) Supermarket
Country Club Village	San Ramon	CA	11/26/13	111,093	96.7 %	2,203	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	San Jose	CA	04/30/14	76,697	97.3 %	2,711	H-Mart Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	94.0 %	1,772	Grocery Outlet Supermarket
Jackson Square	Hayward	CA	07/01/15	114,220	100.0 %	2,473	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	San Ramon	CA	09/01/15	112,553	95.5 %	2,720	Save Mart (Lucky California) Supermarket, Walgreens
Iron Horse Plaza	Danville	CA	12/04/15	61,915	100.0 %	2,388	Lunardi's Market
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %	1,106	Trader Joe's
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,606	100.0 %	1,850	REI, Cost Plus World Market, DSW
Monta Loma Plaza	Mountain View	CA	09/19/17	49,694	100.0 %	1,624	Safeway Supermarket
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	100.0 %	2,217	New Seasons Market
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	97.9 %	1,482	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy *
San Francisco metro area total				**1,451,744**	**97.5 %**	**$ 37,418**	

* These retailers are not tenants of ROIC.

-11-

Supplemental Disclosure
Quarter Ended June 30, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [5]	Major Tenants
Orange County metro area								
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	100.0 %	$	2,490	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	98.2 %		1,926	Safeway (Vons) Supermarket, CVS Pharmacy *
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	97.0 %		2,873	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	Cypress	CA	12/04/12	112,080	98.4 %		2,316	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	Garden Grove	CA	12/28/12	122,636	94.5 %		1,789	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	99.1 %		4,880	Trader Joe's
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %		2,559	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	Fullerton	CA	10/11/17	219,899	100.0 %		3,699	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	98.2 %		3,109	Smart & Final Extra Supermarket
Orange Country metro area total				**1,093,694**	**98.5 %**	**$**	**25,641**	
San Diego metro area								
Marketplace Del Rio	Oceanside	CA	01/03/11	183,787	95.7 %	$	3,644	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %		2,760	CVS Pharmacy
Bay Plaza	San Diego	CA	10/05/12	73,324	93.6 %		2,118	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		986	Sprouts Market
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %		3,575	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	Poway	CA	02/28/14	133,914	99.2 %		3,426	Stater Brothers Supermarket, AMC Theatres
Palomar Village	Temecula	CA	10/12/21	125,130	98.4 %		2,146	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total				**748,038**	**97.8 %**	**$**	**18,655**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [5]
Los Angeles	20	2,941,179	96.7 %	$	66,296
Seattle	20	2,393,240	99.7 %		51,259
Portland	18	1,860,138	99.9 %		35,523
San Francisco	18	1,451,744	97.5 %		37,418
Orange County	9	1,093,694	98.5 %		25,641
San Diego	7	748,038	97.8 %		18,655
TOTAL SHOPPING CENTER PORTFOLIO	**92**	**10,488,033**	**98.3 %**	**$**	**234,792**

* These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one shopping center that is currently planned for redevelopment.

-12-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended June 30, 2023

(unaudited, dollars in thousands)

	Three Months Ended				Six Months Ended			
	06/30/23	06/30/22	$ Change	% Change	06/30/23	06/30/22	$ Change	% Change
Number of shopping centers included in same-center analysis [6]	89	89			87	87		
Same-center leased rate	98.3 %	97.7 %		0.6 %	98.3 %	97.7 %		0.6 %
REVENUES:								
Base rents	$ 55,206	$ 53,459	$ 1,747	3.3 %	$ 108,530	$ 105,560	$ 2,970	2.8 %
Percentage rent	269	157	112	71.3 %	634	356	278	78.1 %
Recoveries from tenants	19,464	18,237	1,227	6.7 %	38,580	36,155	2,425	6.7 %
Other property income	1,288	827	461	55.7 %	1,402	1,873	(471)	(25.1)%
Bad debt	(864)	(133)	(731)	549.6 %	(1,674)	(718)	(956)	133.1 %
TOTAL REVENUES	75,363	72,547	2,816	3.9 %	147,472	143,226	4,246	3.0 %
OPERATING EXPENSES:								
Property operating expenses	13,524	12,785	739	5.8 %	27,128	24,737	2,391	9.7 %
Property taxes	8,681	8,276	405	4.9 %	17,033	16,540	493	3.0 %
TOTAL OPERATING EXPENSES	22,205	21,061	1,144	5.4 %	44,161	41,277	2,884	7.0 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 53,158**	**$ 51,486**	**$ 1,672**	**3.2 %**	**$ 103,311**	**$ 101,949**	**$ 1,362**	**1.3 %**
SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION								
GAAP Operating Income	$ 28,151	$ 26,597			$ 53,805	$ 53,278		
Depreciation and amortization	25,126	24,350			50,230	48,112		
General and administrative expenses	5,776	5,702			11,096	10,942		
Other expense	482	488			654	667		
Straight-line rent	(979)	(915)			(1,326)	(1,366)		
Amortization of above- and below-market rent	(2,609)	(3,254)			(5,473)	(6,311)		
Property revenues and other expenses [7]	(634)	(32)			(629)	(129)		
TOTAL COMPANY CASH NET OPERATING INCOME	55,313	52,936			108,357	105,193		
Non Same-Center Cash NOI	(2,155)	(1,450)			(5,046)	(3,244)		
SAME-CENTER CASH NET OPERATING INCOME	**$ 53,158**	**$ 51,486**			**$ 103,311**	**$ 101,949**		

-13-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2023 -14- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR (5) Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,312 5.7% 2 Kroger Supermarkets 11 488,735 4.8% 7,690 3.3% 3 Rite Aid Pharmacy 15 280,038 2.7% 3,993 1.7% 4 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 5 Trader Joe’s 9 113,097 1.1% 3,403 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.2% 3,119 1.3% 7 JP Morgan Chase 21 86,848 0.8% 3,108 1.3% 8 H-Mart Supermarkets 3 147,040 1.4% 2,684 1.1% 9 Sprouts Markets 4 145,777 1.4% 2,676 1.1% 10 Ross Dress For Less / dd’s Discounts 6 166,703 1.6% 2,552 1.1 % Top 10 Tenants Total 105 2,940,951 28.5% $ 46,032 19.5 % Other Tenants 1,939 7,367,030 71.5% 188,760 80.5 % Total Portfolio 2,044 10,307,981 100.0% $ 234,792 100.0%

Supplemental Disclosure
Quarter Ended June 30, 2023

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [8]

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR [5]	Percent of Total ABR	ABR Per Sq. Ft.
2023	2	39,994	0.4 %	$ 397	0.2 %	$ 9.93
2024	12	456,664	4.4 %	6,962	3.0 %	15.25
2025	21	701,150	6.8 %	9,709	4.1 %	13.85
2026	24	784,371	7.6 %	10,260	4.4 %	13.08
2027	14	460,659	4.5 %	5,364	2.3 %	11.64
2028	29	957,099	9.3 %	17,120	7.2 %	17.89
2029	16	552,186	5.4 %	9,192	3.9 %	16.65
2030	11	382,128	3.7 %	6,485	2.8 %	16.97
2031	11	357,669	3.5 %	5,430	2.3 %	15.18
2032	7	236,380	2.3 %	3,463	1.5 %	14.65
2033+	23	848,530	8.2 %	13,249	5.6 %	15.61
	170	5,776,830	56.1 %	$ 87,631	37.3 %	$ 15.17

Non-Anchor Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	110	172,402	1.7 %	$ 6,105	2.6 %	$ 35.41
2024	277	559,419	5.4 %	18,632	7.9 %	33.31
2025	283	611,351	5.9 %	19,488	8.3 %	31.88
2026	297	674,542	6.5 %	21,558	9.3 %	31.96
2027	290	688,133	6.7 %	22,411	9.6 %	32.57
2028	243	596,091	5.8 %	19,992	8.5 %	33.54
2029	86	265,025	2.6 %	7,849	3.3 %	29.62
2030	55	172,073	1.7 %	5,834	2.5 %	33.90
2031	49	166,224	1.6 %	5,274	2.2 %	31.73
2032	75	249,804	2.4 %	8,015	3.4 %	32.09
2033+	109	376,087	3.6 %	12,003	5.1 %	31.91
	1,874	4,531,151	43.9 %	$ 147,161	62.7 %	$ 32.48

All Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	112	212,396	2.1 %	$ 6,502	2.8 %	$ 30.61
2024	289	1,016,083	9.8 %	25,594	10.9 %	25.19
2025	304	1,312,501	12.7 %	29,197	12.4 %	22.25
2026	321	1,458,913	14.1 %	31,818	13.7 %	21.81
2027	304	1,148,792	11.2 %	27,775	11.9 %	24.18
2028	272	1,553,190	15.1 %	37,112	15.7 %	23.89
2029	102	817,211	8.0 %	17,041	7.2 %	20.85
2030	66	554,201	5.4 %	12,319	5.3 %	22.23
2031	60	523,893	5.1 %	10,704	4.5 %	20.43
2032	82	486,184	4.7 %	11,478	4.9 %	23.61
2033+	132	1,224,617	11.8 %	25,252	10.7 %	20.62
	2,044	10,307,981	100.0 %	$ 234,792	100.0 %	$ 22.78

-15-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2023

Leasing Summary

New Leases	For the Three Months Ended June 30, 2023 Non-Anchor	Anchor [8]	Total	For the Six Months Ended June 30, 2023 Non-Anchor	Anchor [8]	Total
Number of Leases	44	1	45	78	1	79
Gross Leasable Area (sq. ft.)	71,130	17,700	88,830	118,483	17,700	136,183
Initial Base Rent ($/sq. ft.) [10]	$ 39.36	$ 5.42	$ 32.60	$ 37.43	$ 5.42	$ 33.27
Tenant Improvements ($/sq. ft.)	$ 0.20	$ —	$ 0.16	$ 1.05	$ —	$ 0.91
Leasing Commissions ($/sq. ft.)	$ 5.91	$ —	$ 4.73	$ 4.87	$ —	$ 4.23
Weighted Average Lease Term (Yrs.) [9]	8.9	0.3	7.2	8.0	0.3	7.0

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	78	5	83	139	17	156
Gross Leasable Area (sq. ft.)	178,405	162,452	340,857	306,270	546,391	852,661
Initial Base Rent ($/sq. ft.) [10]	$ 33.79	$ 19.06	$ 26.77	$ 33.66	$ 19.81	$ 24.79
Tenant Improvements ($/sq. ft.)	$ 0.09	$ —	$ 0.05	$ 0.15	$ —	$ 0.05
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ 0.01	$ —	$ —
Weighted Average Lease Term (Yrs.) [9]	5.1	4.7	4.9	4.9	5.0	5.0

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	122	6	128	217	18	235
Gross Leasable Area (sq. ft.)	249,535	180,152	429,687	424,753	564,091	988,844
Initial Base Rent ($/sq. ft.) [10]	$ 35.38	$ 17.72	$ 27.98	$ 34.71	$ 19.36	$ 25.95
Tenant Improvements ($/sq. ft.)	$ 0.12	$ —	$ 0.07	$ 0.40	$ —	$ 0.17
Leasing Commissions ($/sq. ft.)	$ 1.68	$ —	$ 0.98	$ 1.36	$ —	$ 0.59
Weighted Average Lease Term (Yrs.) [9]	6.2	4.2	5.4	5.8	4.8	5.2

-16-

Supplemental Disclosure
Quarter Ended June 30, 2023

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended June 30, 2023 Non-Anchor	Anchor (8)	Total	For the Six Months Ended June 30, 2023 Non-Anchor	Anchor (8)	Total
Comparative # of Leases	19	1	20	40	1	41
Comparative GLA (sq. ft.) (11)	30,993	17,700	48,693	67,528	17,700	85,228
Prior Base Rent ($/sq. ft.) (12)	$ 35.11	$ 2.39	$ 23.22	$ 31.41	$ 2.39	$ 25.39
Initial Base Rent ($/sq. ft.) (10)	$ 39.50	$ 5.42	$ 27.11	$ 35.16	$ 5.42	$ 28.98
Percentage Change in Base Rents	12.5%	126.8%	16.8%	11.9%	126.8%	14.2%
Tenant Improvements ($/sq. ft.)	$ 0.47	$ —	$ 0.30	$ 1.84	$ —	$ 1.46
Leasing Commissions ($/sq. ft.)	$ 5.55	$ —	$ 3.53	$ 4.31	$ —	$ 3.41
Weighted Average Lease Term (Yrs.) (9)	10.0	0.3	6.5	8.1	0.3	6.5

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	78	5	83	139	17	156
Comparative GLA (sq. ft.) (11)	178,405	162,452	340,857	306,270	546,391	852,661
Prior Base Rent ($/sq. ft.) (12)	$ 31.54	$ 18.06	$ 25.11	$ 31.55	$ 18.68	$ 23.30
Initial Base Rent ($/sq. ft.) (10)	$ 33.79	$ 19.06	$ 26.77	$ 33.66	$ 19.81	$ 24.79
Percentage Change in Base Rents	7.1%	5.6%	6.6%	6.7%	6.1%	6.4%
Tenant Improvements ($/sq. ft.)	$ 0.09	$ —	$ 0.05	$ 0.15	$ —	$ 0.05
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ 0.01	$ —	$ —
Weighted Average Lease Term (Yrs.) (9)	5.1	4.7	4.9	4.9	5.0	5.0

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	97	6	103	179	18	197
Comparative GLA (sq. ft.) (11)	209,398	180,152	389,550	373,798	564,091	937,889
Prior Base Rent ($/sq. ft.) (12)	$ 32.07	$ 16.52	$ 24.88	$ 31.53	$ 18.16	$ 23.49
Initial Base Rent ($/sq. ft.) (10)	$ 34.63	$ 17.72	$ 26.81	$ 33.93	$ 19.36	$ 25.17
Percentage Change in Base Rents	8.0%	7.3%	7.8%	7.6%	6.6%	7.1%
Tenant Improvements ($/sq. ft.)	$ 0.14	$ —	$ 0.08	$ 0.45	$ —	$ 0.18
Leasing Commissions ($/sq. ft.)	$ 0.82	$ —	$ 0.44	$ 0.79	$ —	$ 0.31
Weighted Average Lease Term (Yrs.) (9)	5.8	4.2	5.1	5.5	4.8	5.1

-17-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2023 -18- Leased vs. Billed Summary (dollars in thousands) 06/30/23 03/31/23 12/31/22 09/30/22 % leased at beginning of quarter 98.3% 98.1% 97.8% 97.6% % billed at beginning of quarter 95.1% 94.2% 93.3% 93.7 % ABR of new leases signed/not yet commenced - at beginning of quarter (5) $ 6,485 $ 7,625 $ 9,115 $ 7,921 less: ABR of new leases commenced during quarter (1,920) (2,142) (3,385) (1,377) less: ABR of new leases related to disposed properties — — — (152) plus: ABR of new leases signed during quarter 2,648 1,002 1,895 2,723 ABR of new leases signed/not yet commenced - at end of quarter $ 7,213 $ 6,485 $ 7,625 $ 9,115 % leased at end of quarter 98.3% 98.3% 98.1% 97.8% % billed at end of quarter 95.7% 95.1% 94.2% 93.3 % ABR of new leases commenced during quarter - amount billed $ 182 $ 274 $ 430 $ 231

Supplemental Disclosure Quarter Ended June 30, 2023 -19- Footnotes 1. Weighted Average (WA) excludes interest rate swap maturity dates. 2. Does not include extension options available to ROIC. 3. Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. 4. Calculated in accordance with GAAP pursuant to underlying bond indentures. 5. ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. 6. Same centers are those shopping centers which were owned for the entirety of the current and comparable prior year period, except for one shopping center that is currently planned for redevelopment and is no longer being managed as a retail asset. 7. Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. 8. Anchor tenants are leases equal to or greater than 15,000 square feet. 9. Does not assume exercise of renewal options. 10. Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. 11. Comparative GLA includes spaces that were vacant for less than 12 months, excludes spaces that were not leased at the time of acquisition. 12. Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Supplemental Disclosure Quarter Ended June 30, 2023 -20- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Securities Dori Kesten 617.603.4233 Cesar Bracho 515.398.6000 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Investors Service Bill Fahy 212.553.1687 S&P Global Ratings Michael Souers 212.438.2508